UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2010
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(972) 673-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Denbury Resources Inc. (“Denbury”) is hereby filing the following documents of Encore Acquisition Company (“Encore”) to accommodate their incorporation by reference into Denbury’s existing and future registration statements on Forms S-3 and S-8 (the “Registration Statements”):
(i)	Consent of Ernst & Young LLP, independent public accounting firm for Encore Acquisition Company, attached hereto as Exhibit 23.1;

(ii)	Consent of Miller and Lents, Ltd., independent petroleum engineering firm for Encore Acquisition Company, attached as Exhibit 23.2;

(iii)	Items 1, 2, and 1A of Part I and Items 5, 7A and 9A of Part II of Encore’s Form 10-K for the year ended December 31, 2008, attached as Exhibit 99.1;

(iv)	Part I and Part II, except for Item 6 of Part II, of Encore’s Form 10-Q for the quarter ended March 31, 2009, as filed with the Commission on May 6, 2009, attached as Exhibit 99.2;

(v)	Part I and Part II, except for Item 6 of Part II, of Encore’s Form 10-Q for the quarter ended June 30, 2009, as filed with the Commission on August 5, 2009, attached as Exhibit 99.3;

(vi)	Part I and Part II, except for Item 6 of Part II, of Encore’s Form 10-Q for the quarter ended September 30, 2009, as filed with the Commission on November 2, 2009, attached as Exhibit 99.4;

(vii)	Encore’s Current Report on Form 8-K as filed with the Commission on January 25, 2010, including exhibits 99.1, 99.2 and 99.3 thereto, attached as Exhibit 99.5; and

(viii)	Encore’s Current Report on Form 8-K as filed with the Commission on February 1, 2010, including exhibits thereto, attached as Exhibit 99.6.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
See exhibit index hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 2, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President--Accounting

EXHIBIT INDEX
Exhibit 23.1 — Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
Exhibit 23.2 — Consent of Miller and Lents, Ltd., Independent Petroleum Engineering Firm.
Exhibit 99.1 — Items 1, 2 and 1A of Part I and Items 5, 7A and 9A of Part II of Encore’s Form 10-K for the year ended December 31, 2008.
Exhibit 99.2 — Part I and Items 1, 1A and 2 of Part II of Encore Form 10-Q for the quarter ended March 31, 2009.
Exhibit 99.3 — Part I and Items 1, 1A, 2 and 4 of Part II of Encore Form 10-Q for the quarter ended June 30, 2009.
Exhibit 99.4 — Part I and Items 1, 1A and 2 of Part II of Encore Form 10-Q for the quarter ended September 30, 2009.
Exhibit 99.5 — Encore’s Current Report on Form 8-K as filed with the Commission on January 25, 2010, including exhibits 99.1, 99.2 and 99.3 thereto.
Exhibit 99.6 — Encore’s Current Report on Form 8-K as filed with the Commission on February 1, 2010, including all exhibits thereto.